Statement of Changes in Net Assets Available for Benefits - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 26,001,672	$ 20,185,379
Interest and dividend income	2,102,127	1,429,866
Net investment income	28,103,799	21,615,245
Interest income on notes receivable from participants	300,638	243,900
Contributions:
Participants	7,948,389	8,377,832
Employer	4,760,182	5,644,210
Rollovers	742,138	592,711
Total contributions	13,450,709	14,614,753
Total additions	41,855,146	36,473,898
Deductions:
Benefits paid to participants	(28,297,765)	(20,067,214)
Administrative expenses	(275,212)	(187,391)
Total deductions	(28,572,977)	(20,254,605)
Net increase	13,282,169	16,219,293
Asset transfers in from other plans (Note 1)	0	180,501
Net assets available for benefits at beginning of year	168,912,221	152,512,427
Net assets available for benefits at end of year	$ 182,194,390	$ 168,912,221